PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

Dear Shareholder,

      We are pleased to present you with the semiannual report for the PaineWebber Financial Services Growth Fund Inc. and the PaineWebber Utility Income Fund for the six-month period ended September 30, 1999.

MARKET REVIEW
================================================================================

[GRAPHIC OMITTED]

      For most of 1998 and the first quarter of 1999 the market was very narrow, its gains concentrated in a small number of large-capitalization growth companies. Mid- to small-cap stocks generally posted losses. This was a highly unusual situation. We expected conditions to return to normal--i.e., less of a performance discrepancy between growth and value styles, and between the largest companies and the rest of the market. Value did briefly return to favor in the second quarter, but only the most deeply undervalued of the value stocks benefited before investors got concerned about the surge in commodity prices, and narrowness returned. For the 12 months ended September 30, 1999, the S&P 500 Index gained 27.79%.

      Despite gains in the broad market, individual stock performance varied widely. About two thirds of the stocks traded on the New York Stock Exchange have actually posted losses year-to-date. The market weakened at the end of the Funds' fiscal year, as investors became concerned about the possibility of the Federal Reserve again raising short-term interest rates. Technology and consumer cyclicals were the strongest sectors; the weakest sectors included healthcare, utilities and capital goods.

OUTLOOK

      We expect gross domestic product growth of around 3.80% for 1999, and about 2.90% growth for 2000. Our outlook calls for 2.25% inflation for calendar year 1999, and about the same or slightly higher for calendar year 2000. We expect the yield on the long bond (30-year Treasury) to stay close to 6.10% for the rest of 1999, and to retreat below 6.00% in 2000. Overseas growth does not seem strong enough to raise inflationary expectations to a great degree, but should allow companies to maintain profitability.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

PAINEWEBBER FINANCIAL SERVICES
GROWTH FUND INC.
================================================================================

PERFORMANCE--TOTAL % RETURNS FOR SIX MONTHS ENDED 9/30/99

                    Before Sales    After Maximum      S&P 500     S&P Financial
                      Charges       Sales Charges       Index          Index
--------------------------------------------------------------------------------
Class A Shares        -13.99           -17.85           0.37          -10.98
Class B Shares        -14.31           -18.59           0.37          -10.98
Class C Shares        -14.31           -15.17           0.37          -10.98
Class Y Shares        -13.86           -13.86           0.37          -10.98
--------------------------------------------------------------------------------

The Fund's total return consists of the change in net asset value with any dividends reinvested. For shareowners who purchased or redeemed Fund shares during the period, the Fund's total return may be lower because of applicable sales charges. Class Y shares are not subject to sales charges.

--------------------------------------------------------------------------------
PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
PROFILE
as of September 30, 1999

Investment Goal:

Long-term capital appreciation

Portfolio Managers:

Andrew Dinnhaupt and Mark Tincher--Chief Investment Officer--Equities, Mitchell Hutchins Asset Management Inc.

Commencement:

Class A shares, May 22, 1986; Class B shares, July 1, 1991; Class C shares, July 2, 1992; Class Y shares, March 30, 1998

Dividend Payments:

Annually
--------------------------------------------------------------------------------

PERFORMANCE

      During the six-month period, rising interest rates, earnings disappointments and fears of Y2K problems battered the financial services sector. The sector, as measured by the S&P Financial Index, lost 10.98% for the six months ended September 30, 1999. The broad market, as measured by the S&P 500 Index, gained 0.37% for the period. Like the broad market, gains in the financial sector were limited to a small number of large-capitalization stocks. Mid- to small-capitalization stocks generally sustained losses.

      The Fund has trailed the S&P 500 Index since 1998, and trailed it during the reporting period (see performance table above). We attribute the Fund's underperformance to several factors arising from market conditions and our management style.

Management Style Issues

      Smaller-cap orientation--small-cap stocks significantly underperformed large caps for the three years ended September 30, 1999. The Fund's overweighting in small caps and underweighting in large-cap banks during the first part of the year have hurt performance. We increased the Fund's exposure to large-cap banks and also increased its median market capitalization to $13.5 billion as of September 30, 1999.

      Lack of exposure to brokerage stocks--unlike many of its competitors, the Fund was not invested in brokerage stocks during their rally (October 1998-February 1999). As a result, the Fund's performance significantly lagged that of its competitors. We began to add select brokerage stocks to the portfolio in February 1999. Although the Fund's performance benefited somewhat, the gain did not bring the Fund into line with competitors.

Sector Performance Issues

      Earnings disappointments--Bank One's August 24 announcement of an earnings shortfall in its First USA unit weighed heavily on the banking sector and on credit card companies. Investors reacted to this company-specific event by punishing bank stocks generally. Even though the Fund had sold its position in Bank One before the announcement, its other bank positions suffered.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

      Narrow breadth in stock market performance. Financial services underperformed the broader market as money flowed into the larger-cap growth companies and technology companies, in particular.

      Fear of rising interest rates, which put pressure on the financial services sector and pushed the S&P Financial Index down 15% from its early July highs. Despite the market's concerns, we do not believe the Federal Reserve will embark on a series of interest rate hikes.

PORTFOLIO HIGHLIGHTS

[GRAPHIC OMITTED]

      The Fund's weightings in banks increased from 30.0% to 35.1% by the end of the period, as we positioned the Fund to benefit from the improving earnings prospects of the large commercial banks and the preference of investors for large cap, high liquidity stocks. During the period, we also decreased exposure to general financial services companies, such as credit card issuers, and increased exposure to brokerages and asset managers.

PaineWebber Financial Services Growth Fund Inc.--Sector Allocation*

As of 9/30/99                   %             As of 3/31/99                 %
--------------------------------------------------------------------------------
Banks                          35.1           Banks                        30.0
Insurance                      25.9           Insurance                    27.9
Financial Services             15.7           Financial Services           18.4
Cash & Cash Equivalents         8.0           Cash & Cash Equivalents      11.1
Thrift Institutions             6.5           Thrift Institutions           6.4
Brokerage & Asset Management    5.3           Business Services             3.1
Business Services               3.5           Real Estate                   2.9
                                              Rights and Warrants           0.2
--------------------------------------------------------------------------------
Total                         100.0           Total                       100.0

      The Fund's banking and credit card holdings mainly consist of Chase Manhattan Bank, Bank of New York, Mellon Bank and Capital One, companies whose earnings outlook we believe to be realistic. We are still seeking investment opportunities within the brokerage industry.

* Weightings represent percentages of portfolio assets, as of September 30, 1999, unless noted otherwise. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

PaineWebber Financial Services Growth Fund Inc.--Top Ten Holdings*

As of 9/30/99                        %        As of 3/31/99                             %
-------------------------------------------------------------------------------------------
American International Group, Inc.   3.6      Capital One Financial Corp.               2.7
Axa Financial Inc.                   3.5      American International Group, Inc.        2.5
Bank of New York Co. Inc.            3.2      Providian Corp.                           2.3
Ambac Financial Group Inc.           3.0      Associates First Capital Corp.            2.2
Nationwide Financial Services Inc.   2.9      Ambac Financial Group Inc.                2.0
Firstar Corp.                        2.9      Hartford Financial Services Group, Inc.   2.0
Associates First Capital Corp.       2.9      Nationwide Financial Services Inc.        2.0
Travelers Property Casualty Corp.    2.7      Zions BanCorp                             2.0
UnionBanCal Corp.                    2.6      Travelers Property Casualty Corp.         1.9
Federal Home Loan Mortgage Corp.     2.6      Bank One Corp.                            1.8
-------------------------------------------------------------------------------------------
Total                               29.9      Total                                    21.4

LEAD PORTFOLIO MANAGER

      Andrew Dinnhaupt has co-managed PaineWebber Financial Services Growth Fund Inc. since October 1998. After Karen Finkel, the former portfolio manager, relocated to London in April 1999, Chief Investment Officer of Equities Mark Tincher and Mr. Dinnhaupt co-managed the Fund during a transition period of several months. Mr. Dinnhaupt has now taken the reins as lead portfolio manager, with support from a team of research analysts. Mr. Tincher will continue to serve as a portfolio manager for the Fund.

      Mr. Dinnhaupt joined Mitchell Hutchins in 1996 as an equity research analyst. Before that he was a research analyst at Summit Bank, where he covered the financial services, transportation and aerospace industries. Mr. Dinnhaupt also was responsible for managing $50 million in equity and fixed income securities for individuals, retirement accounts, trusts, profit sharing and 401(k) accounts. Mr. Dinnhaupt holds a BS in Economics/Finance from the University of Scranton and an MBA in Finance from Seton Hall University. He is a Chartered Financial Analyst.

GOING FORWARD

      We believe the financial services sector is poised for a rebound. The sector's fundamentals (interest rates and earnings trends) currently appear positive. In our view, earnings estimates for the remainder of 1999 and 2000 seem attainable. Additionally, trends that could make financials very attractive remain in place: deregulation has taken a significant step with passage of legislation to rescind the Glass-Steagall Act, and demand for financial products and services continues to rise as the baby-boomer generation ages.

* Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

      The Fund's portfolio consists of companies that we believe have strong fundamentals and attractive valuations. We continue to believe that a broadening of market performance coupled with a rebound in more value-oriented stocks will occur, and that the value of the Fund's holdings will be recognized over the long term.

PaineWebber Financial Services Growth Fund Inc.--Characteristics*

                                          9/30/99                     3/31/99
--------------------------------------------------------------------------------
Total Net Assets ($mm)                    $321.3                      $483.8
Dividend Yield                              1.58%                       1.58%
Number of Securities                          57                          82
Stocks                                      92.0%                       88.9%
Cash & Cash Equivalents                      8.0%                       11.1%
--------------------------------------------------------------------------------

* Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

PAINEWEBBER UTILITY INCOME FUND
================================================================================

PERFORMANCE--TOTAL % RETURNS FOR SIX MONTHS ENDED 9/30/99

                          Before Sales       After Maximum          S&P Utility
                             Charges          Sales Charges            Index
--------------------------------------------------------------------------------
Class A Shares                0.97               -3.57                  6.26
Class B Shares                0.51               -4.49                  6.26
Class C Shares                0.56               -0.44                  6.26
Class Y Shares                1.04                1.04                  6.26
--------------------------------------------------------------------------------

The Fund's total return consists of the change in net asset value with any dividends reinvested. For shareowners who purchased or redeemed Fund shares during the period, the Fund's total return may be lower because of applicable sales charges. Class Y shares are not subject to sales charges.

--------------------------------------------------------------------------------
PAINEWEBBER UTILITY INCOME FUND
PROFILE
as of September 30, 1999

Investment Goal:

Current income and capital appreciation

Portfolio Managers:

equity component-- Mark Tincher, Chief Investment Officer of Equities, and Christopher Solmssen; fixed income Component--Julieanna Berry and Jim Keegan, Mitchell Hutchins Asset Management Inc.

Commencement:

Class A, B and C shares, July 2, 1993; Class Y shares, September 10, 1998

Dividend Payments:

Quarterly
--------------------------------------------------------------------------------

HIGHLIGHTS

[GRAPHIC OMITTED]

      Fund performance lagged the benchmark for the six months ended September 30, 1999 (see table above). The Fund's investment style hurt performance during the period. The Fund seeks to achieve current income and capital appreciation by balancing high yielding, electric utility stocks with faster growing, lower dividend paying stocks such as telecommunications companies, gas utilities, independent power producers and non-utility companies.

      To achieve the goal of current income, we generally seek to maintain a dividend yield above the Fund's peer group average. To maintain an above average dividend yield, we allocate about 40% of the portfolio to the electric utility sector. Investors sold electric utility stocks during the period, acting on fears of higher interest rates and uncertainty about consolidation. The resulting underperformance of the electric utilities reduced Fund performance.

      Fund performance also was hurt by lagging performance among the telecommunications stocks, which comprised the Fund's second largest exposure (36.5%).

      On the other hand, the downturn gave us an opportunity to purchase some of our favorite telecom stocks at attractive prices. We consider telecommunications one of the most compelling long-term growth stories in the market today. We are seeking to decrease the Fund's exposure to electric utilities and increase its exposure to telecommunications. During the period we added to the Fund's position in MCI WorldCom (3.4%), Global Telesystems Group (0.7%) and AT&T (2.0%).*

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

PaineWebber Utility Income Fund--Top Ten Equity Holdings*

As of 9/30/99                         %       As of 3/31/99                         %
---------------------------------------------------------------------------------------
NTL Inc.                              4.0     MCI WorldCom Inc.                     2.9
MCI WorldCom Inc.                     3.4     Century Telephone Enterprises, Inc.   2.8
Bell Atlantic Corp.                   3.2     PECO Energy Co.                       2.7
BellSouth Corp.                       3.1     Qwest Communications Intn'l. Inc.     2.6
CMS Energy Corp.                      3.1     Cilcorp Inc.                          2.4
Century Telephone Enterprises, Inc.   2.9     BellSouth Corp.                       2.3
American Water Works Co. Inc.         2.7     American Water Works Co. Inc.         2.3
US West, Inc.                         2.7     US West, Inc.                         2.2
New Century Energies Inc.             2.6     Bell Atlantic Corp.                   2.1
Univision Communications Inc.         2.5     Energy East Corp.                     2.1
---------------------------------------------------------------------------------------
Total                                30.2     Total                                24.4

      New purchases included Sprint Corp. Fon Group (1.7%); Calpine Corp (1.3%), an independent power producer with attractive growth prospects; Martin Marietta Materials Inc. (0.6%) and Fox Entertainment Group Inc. (1.0%) represented two non-utility companies with histories of stable, long-term growth. Other purchases during the period included CMS Energy Corp. convertible shares (3.1%), added for their combination of high dividend payout and strong earnings prospects. The Fund may invest up to 35% of its total assets in equities outside the utilities industries.

      We trimmed the Fund's position in PECO Energy Co. (1.2%) and sold out of Public Service New Mexico because it no longer fit with our investment themes. Finally, we sold Consolidated Edison because we did not believe the earnings potential was great enough to justify the stock's low yield.

PaineWebber Utility Income Fund--Top Five Sectors*

As of 9/30/99                   %        As of 3/31/99                     %
--------------------------------------------------------------------------------
Utilities                      74.9      Utilities                        75.0
Energy                          7.3      Consumer Cyclical                 8.8
Technology                      5.1      Financial Services                2.4
Consumer Cyclical               1.1      Capital Goods                     1.6
Basic Materials                 0.8      Energy                            1.6
--------------------------------------------------------------------------------
Total                          89.2      Total                            89.4

* Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

GOING FORWARD

      Y2K has moved to the forefront of utility issues, particularly the question of plant safety and disruption of the electric grid. The nuclear utilities--where the greatest safety concerns arise--have taken the lead in reaching Y2K compliance. All the utilities have developed protocols for overriding their computers and operating their plants manually, as well as contingency plans for "must-run" facilities to stabilize the power grid. In addition, many utilities are asking big industrial customers to shut down for 24 hours at year-end. We believe the industry is well prepared for Y2K and do not anticipate major problems or service disruptions. As the shadows of Y2K recede, we expect the utility sector to return to favor.

PaineWebber Utility Income Fund--Characteristics*

                                          9/30/99                     3/31/99
--------------------------------------------------------------------------------
Total Net Assets ($mm)                     $31.8                       $34.5
Dividend Yield                              3.02%                       3.47%
Number of Securities                          53                          55
Stocks                                      94.2%                       72.5%
Bonds                                        5.4%                        8.8%
Cash & Cash Equivalents                      0.4%                       18.7%
--------------------------------------------------------------------------------

      Unlike gas utilities, which are federally regulated, electric utilities are regulated on a state-by-state basis. Deregulation thus has proceeded according to each state's perceived best interests, with the most populous states deregulating quickly and the least populous states moving slowly. The significance of this for investors is that, in states that have deregulated, the benefits of deregulation are already priced into the stocks when issued; in states that have not deregulated, the potential benefits of deregulation are highly speculative.

      The utility sector is evolving, and the definition of a utility company is changing. Traditional definitions such as water, electric and gas companies are expanding to include important new areas of growth such as telecommunications, cable and independent power producers. We are taking a flexible approach to the sector, and expect the Fund's composition to evolve as the utility sector expands to encompass more diverse businesses.

* Weightings represent percentages of portfolio assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.                SEMIANNUAL REPORT
PAINEWEBBER UTILITY INCOME FUND

================================================================================

      Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on PaineWebber Financial Services Growth Fund Inc., PaineWebber Utility Income Fund or another fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor.

      Sincerely,


/s/ Margo Alexander                      /s/ Brian M. Storms

MARGO ALEXANDER                          BRIAN M. STORMS
Chairman and Chief Executive Officer     President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.


/s/ Mark A. Tincher                      /s/ Andrew B. Dinnhaupt

MARK A. TINCHER                          ANDREW B. DINNHAUPT
Managing Director and Chief Investment   Vice President
Officer--Equities Portfolio Manager,     Mitchell Hutchins Asset Management Inc.
PaineWebber Financial Services           Lead Portfolio Manager, PaineWebber
Growth Fund Inc. and                     Financial Services Growth Fund Inc.
PaineWebber Utility Income Fund


/s/ Christopher T. Solmssen              /s/ Julieanna M. Berry

CHRISTOPHER T. SOLMSSEN                  JULIEANNA M. BERRY
Vice President                           First Vice President
Mitchell Hutchins Asset Management Inc.  Mitchell Hutchins Asset Management Inc.
Portfolio Manager, PaineWebber           Portfolio Manager, PaineWebber
Utility Income Fund                      Utility Income Fund


/s/ James F. Keegan

JAMES F. KEEGAN
Senior Vice President
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, PaineWebber
Utility Income Fund

This letter is intended to assist shareholders in understanding how the Funds performed during the six-month period ended September 30, 1999, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the Funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

--------------------------------------------------------------------------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

PERFORMANCE RESULTS (unaudited)

                                                                                     Total Return(1)
                                      Net Asset Value                       ---------------------------------
                         -----------------------------------------            12 Months           6 Months
                         09/30/99      03/31/99           09/30/98          Ended 09/30/99     Ended 09/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares            $26.01        $30.24             $28.32                (6.03)%           (13.99)%
-------------------------------------------------------------------------------------------------------------
Class B Shares             25.15         29.35              27.42                (6.74)            (14.31)
-------------------------------------------------------------------------------------------------------------
Class C Shares             25.09         29.28              27.37                (6.73)            (14.31)
-------------------------------------------------------------------------------------------------------------

Performance Summary Class A Shares

                            Net Asset Value
                        ----------------------         Capital Gains                                Total
Period Covered          Beginning       Ending          Distributed         Dividends Paid        Return(1)
-------------------------------------------------------------------------------------------------------------
05/22/86-12/31/86         $ 9.25        $ 8.31                 --                   --             (10.16)%
-------------------------------------------------------------------------------------------------------------
1987                        8.31          6.88            $0.2265              $0.3703             (11.05)
-------------------------------------------------------------------------------------------------------------
1988                        6.88          7.70                 --               0.2375              15.38
-------------------------------------------------------------------------------------------------------------
1989                        7.70          9.08                 --               0.2900              21.71
-------------------------------------------------------------------------------------------------------------
1990                        9.08          7.73                 --               0.2410             (12.33)
-------------------------------------------------------------------------------------------------------------
1991                        7.73         12.55                 --               0.2070              65.37
-------------------------------------------------------------------------------------------------------------
1992                       12.55         17.38                 --               0.0237              38.68
-------------------------------------------------------------------------------------------------------------
1993                       17.38         17.22             1.8425               0.0820              10.32
-------------------------------------------------------------------------------------------------------------
1994                       17.22         15.68             1.2660               0.1345              (0.75)
-------------------------------------------------------------------------------------------------------------
1995                       15.68         20.57             2.2099               0.2942              47.46
-------------------------------------------------------------------------------------------------------------
1996                       20.57         22.80             3.3870               0.2300              28.96
-------------------------------------------------------------------------------------------------------------
1997                       22.80         31.24             1.5895               0.2068              45.20
-------------------------------------------------------------------------------------------------------------
1998                       31.24         31.24             0.4139               0.2780               2.31
-------------------------------------------------------------------------------------------------------------
01/01/99-09/30/99          31.24         26.01                 --                   --             (16.74)
-------------------------------------------------------------------------------------------------------------
                                                 Totals: $10.9353              $2.5950
-------------------------------------------------------------------------------------------------------------
                                                      Cumulative Total Return as of 09/30/99:      481.05%
-------------------------------------------------------------------------------------------------------------

Performance Summary Class B Shares

                            Net Asset Value
                         ---------------------         Capital Gains                                Total
Period Covered           Beginning      Ending          Distributed         Dividends Paid        Return(1)
-------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91         $10.24        $12.56                 --              $0.0640              23.30%
-------------------------------------------------------------------------------------------------------------
1992                       12.56         17.31                 --                   --              37.82
-------------------------------------------------------------------------------------------------------------
1993                       17.31         17.04            $1.8425               0.0571               9.57
-------------------------------------------------------------------------------------------------------------
1994                       17.04         15.47             1.2660               0.0344              (1.53)
-------------------------------------------------------------------------------------------------------------
1995                       15.47         20.21             2.2099               0.1766              46.36
-------------------------------------------------------------------------------------------------------------
1996                       20.21         22.32             3.3870               0.0592              28.00
-------------------------------------------------------------------------------------------------------------
1997                       22.32         30.42             1.5895               0.0884              44.10
-------------------------------------------------------------------------------------------------------------
1998                       30.42         30.38             0.4139               0.0755               1.55
-------------------------------------------------------------------------------------------------------------
01/01/99-09/30/99          30.38         25.15                 --                   --             (17.22)
-------------------------------------------------------------------------------------------------------------
                                                 Totals: $10.7088              $0.5552
-------------------------------------------------------------------------------------------------------------
                                                      Cumulative Total Return as of 09/30/99:      323.08%
-------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

      The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

PERFORMANCE RESULTS (unaudited) (concluded)

Performance Summary Class C Shares

                            Net Asset Value
                         ---------------------         Capital Gains                                Total
Period Covered           Beginning      Ending          Distributed         Dividends Paid        Return(1)
-------------------------------------------------------------------------------------------------------------
07/01/92-12/31/92         $14.61        $17.32                 --              $0.0359              18.80%
-------------------------------------------------------------------------------------------------------------
1993                       17.32         17.03            $1.8425               0.0691               9.52
-------------------------------------------------------------------------------------------------------------
1994                       17.03         15.48             1.2660               0.0209              (1.50)
-------------------------------------------------------------------------------------------------------------
1995                       15.48         20.21             2.2099               0.1819              46.30
-------------------------------------------------------------------------------------------------------------
1996                       20.21         22.29             3.3870               0.0861              27.99
-------------------------------------------------------------------------------------------------------------
1997                       22.29         30.37             1.5895               0.0938              44.09
-------------------------------------------------------------------------------------------------------------
1998                       30.37         30.31             0.4139               0.0944               1.55
-------------------------------------------------------------------------------------------------------------
01/01/99-09/30/99          30.31         25.09                 --                   --             (17.22)
-------------------------------------------------------------------------------------------------------------
                                                 Totals: $10.7088              $0.5821
-------------------------------------------------------------------------------------------------------------
                                                      Cumulative Total Return as of 09/30/99:      190.69%
-------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)

                                   % Return Without Deducting                  % Return After Deducting
                                       Maximum Sales Charge                        Maximum Sales Charge
                               --------------------------------------        --------------------------------
Class                            A*            B**             C***             A*         B**       C***
-------------------------------------------------------------------------------------------------------------
Twelve Months Ended 09/30/99   (6.03)%        (6.74)%         (6.73)%        (10.25)%   (11.32)%    (7.64)%
-------------------------------------------------------------------------------------------------------------
Five Years Ended 09/30/99      17.25          16.37           16.36           16.18      16.16      16.36
-------------------------------------------------------------------------------------------------------------
Ten Years Ended 09/30/99       16.73            N/A             N/A           16.20        N/A        N/A
-------------------------------------------------------------------------------------------------------------
Commencement of Operations
   Through 09/30/99+           14.07          19.09           15.85           13.67      19.09      15.85
-------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance dates are May 22, 1986, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

      Note: The fund offers Class Y shares to a limited group of elegible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the six months ended September 30, 1999 and since inception, March 30, 1998 through September 30,1999, Class Y shares have a total return of (13.86)% and (19.56)%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

      The data above represent past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER UTILITY INCOME FUND

PERFORMANCE RESULTS (unaudited)

                                                                                       Total Return(1)
                                   Net Asset Value                           --------------------------------
                         ------------------------------------                  12 Months          6 Months
                         09/30/99      03/31/99      09/30/98                Ended 09/30/99    Ended 09/30/99
-------------------------------------------------------------------------------------------------------------
Class A Shares            $13.58        $13.60        $13.43                      3.26%              0.97%
-------------------------------------------------------------------------------------------------------------
Class B Shares             13.60         13.60         13.43                      2.41               0.51
-------------------------------------------------------------------------------------------------------------
Class C Shares             13.56         13.58         13.41                      2.46               0.56
-------------------------------------------------------------------------------------------------------------

Performance Summary Class A Shares

                            Net Asset Value
                         ---------------------           Capital Gains                              Total
Period Covered           Beginning      Ending            Distributed       Dividends Paid        Return(1)
-------------------------------------------------------------------------------------------------------------
07/02/93-12/31/93         $10.00        $ 9.70                 --              $0.2340              (0.70)%
-------------------------------------------------------------------------------------------------------------
1994                        9.70          8.28                 --               0.4829              (9.71)
-------------------------------------------------------------------------------------------------------------
1995                        8.28         10.14                 --               0.4662              28.82
-------------------------------------------------------------------------------------------------------------
1996                       10.14         10.56                 --               0.3530               7.90
-------------------------------------------------------------------------------------------------------------
1997                       10.56         12.90                 --               0.3299              25.75
-------------------------------------------------------------------------------------------------------------
1998                       12.90         14.17                 --               0.3709              12.87
-------------------------------------------------------------------------------------------------------------
01/01/99-09/30/99          14.17         13.58                 --               0.2144              (2.67)
-------------------------------------------------------------------------------------------------------------
                                                 Totals:  $0.0000              $2.4513
-------------------------------------------------------------------------------------------------------------
                                                      Cumulative Total Return as of 09/30/99:       72.13%
-------------------------------------------------------------------------------------------------------------

Performance Summary Class B Shares

                            Net Asset Value
                         ---------------------           Capital Gains                              Total
Period Covered           Beginning      Ending            Distributed       Dividends Paid        Return(1)
-------------------------------------------------------------------------------------------------------------
07/02/93-12/31/93         $10.00        $ 9.70                 --              $0.2010              (1.02)%
-------------------------------------------------------------------------------------------------------------
1994                        9.70          8.28                 --               0.4169             (10.40)
-------------------------------------------------------------------------------------------------------------
1995                        8.28         10.14                 --               0.3980              27.87
-------------------------------------------------------------------------------------------------------------
1996                       10.14         10.56                 --               0.2756               7.06
-------------------------------------------------------------------------------------------------------------
1997                       10.56         12.90                 --               0.2427              24.78
-------------------------------------------------------------------------------------------------------------
1998                       12.90         14.17                 --               0.2689              12.03
-------------------------------------------------------------------------------------------------------------
01/01/99-09/30/99          14.17         13.60                 --               0.1039              (3.30)
-------------------------------------------------------------------------------------------------------------
                                                 Totals:  $0.0000              $1.9070
-------------------------------------------------------------------------------------------------------------
                                                      Cumulative Total Return as of 09/30/99:       64.35%
-------------------------------------------------------------------------------------------------------------

Performance Summary Class C Shares

                             Net Asset Value
                        ----------------------         Capital Gains                                Total
Period Covered          Beginning       Ending          Distributed         Dividends Paid        Return(1)
-------------------------------------------------------------------------------------------------------------
07/02/93-09/30/99         $10.00        $ 9.70                 --              $0.2020              (1.01)%
-------------------------------------------------------------------------------------------------------------
1994                        9.70          8.28                 --               0.4158             (10.41)
-------------------------------------------------------------------------------------------------------------
1995                        8.28         10.14                 --               0.3970              27.86
-------------------------------------------------------------------------------------------------------------
1996                       10.14         10.56                 --               0.2766               7.07
-------------------------------------------------------------------------------------------------------------
1997                       10.56         12.89                 --               0.2459              24.72
-------------------------------------------------------------------------------------------------------------
1998                       12.89         14.15                 --               0.2728              12.00
-------------------------------------------------------------------------------------------------------------
01/01/99-09/30/99          14.15         13.56                 --               0.1325              (3.25)
-------------------------------------------------------------------------------------------------------------
                                                 Totals:  $0.0000              $1.9426
-------------------------------------------------------------------------------------------------------------
                                                      Cumulative Total Return as of 09/30/99:       64.08%
-------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the six months ended September 30, 1999 and since inception, September 10, 1998 through September 30, 1999, Class Y shares have a total return of 1.04%, and 11.28%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

      The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER UTILITY INCOME FUND

PERFORMANCE RESULTS (unaudited) (concluded)

AVERAGE ANNUAL TOTAL RETURN(1)

                                   % Return Without Deducting                    % Return After Deducting
                                       Maximum Sales Charge                          Maximum Sales Charge
                               --------------------------------------           -----------------------------
Class                            A*            B**             C***               A*         B**       C***
-------------------------------------------------------------------------------------------------------------
Twelve Months Ended 09/30/99    3.26%          2.41%           2.46%            (1.37)%    (2.59)%     1.46%
-------------------------------------------------------------------------------------------------------------
Five Years Ended 09/30/99      13.99          13.14           13.13             12.94      12.98      13.13
-------------------------------------------------------------------------------------------------------------
Commencement of Operations
   Through 09/30/99+            9.08           8.27            8.24              8.28       8.27       8.24
-------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance date is July 2, 1993 for Class A, Class B and Class C shares.

      The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

PORTFOLIO OF INVESTMENTS                          SEPTEMBER 30, 1999 (unaudited)

  Number of
    Shares                                                      Value
----------------                                            ------------

COMMON STOCKS--90.36%

Banks--34.40%
    300,000      Bank of New York Co. Inc. ...............  $ 10,031,250
     60,000      CCB Financial Corp. .....................     2,497,500
     82,500      Comerica, Inc.(1) .......................     4,176,562
     84,000      Commerce Bancorp, Inc. ..................     3,486,000
    250,000      Cullen Frost Bankers Inc. ...............     6,250,000
    146,500      Financial Institutions Incorporated .....     1,895,343
    105,000      First Security Corp. ....................     2,497,031
    355,470      Firstar Corp. ...........................     9,108,919
     17,000      M&T Bank Corp.* .........................     7,803,000
     82,500      Marshall and Ilsley Corp.(1) ............     4,707,656
    200,000      Mellon Bank Corp. .......................     6,750,000
     60,000      Northern Trust Corp.(1) .................     5,010,000
    125,000      Prosperity Bancshares Incorporated ......     1,882,813
    180,000      Sterling Bancshares Incorporated ........     2,058,750
     95,000      Summit Bancorp, Inc. ....................     3,081,563
    140,000      Texas Regional Bankshares Inc. ..........     3,465,000
    110,000      The Chase Manhattan Corp. ...............     8,291,250
    230,000      UnionBanCal Corp. .......................     8,337,500
    180,000      Wells Fargo and Co. .....................     7,132,500
    125,000      Westamerica BanCorp. ....................     3,781,250
    150,000      Zions BanCorp. ..........................     8,268,750
                                                            ------------
                                                             110,512,637
                                                            ------------
Business Services--3.42%
    155,000      Deluxe Corp. ............................     5,270,000
    130,000      First Data Corp.(1) .....................     5,703,750
                                                            ------------
                                                              10,973,750
                                                            ------------
Financial Services--20.67%
     50,000      American Express Co. ....................     6,731,250
    250,000      Associates First Capital Corp. ..........     9,000,000
    200,000      Axa Financial Inc. ......................    11,162,500
    210,000      Capital One Financial Corp. .............     8,190,000
     50,000      Citigroup, Inc. .........................     2,200,000
     40,000      Compucredit Corporation .................       742,500
    180,000      Conning Corp. ...........................     2,070,000
      2,100      Digital Insight Corporation .............        31,500
    160,000      Federal Home Loan Mortgage Corp. ........     8,320,000
    100,000      Lehman Brothers Holdings, Inc. ..........     5,831,250
     80,000      Merrill Lynch & Co., Inc. ...............     5,375,000
     40,000      Morgan Stanley, Dean Witter & Co. .......     3,567,500
     40,000      Providian Corp. .........................     3,167,500
                                                            ------------
                                                              66,389,000
                                                            ------------
Insurance--25.47%
    200,000      Ambac Financial Group Inc. ..............     9,475,000
     62,500      American General Corp. ..................     3,949,219
    130,156      American International Group, Inc. ......    11,315,437
    215,000      Enhance Financial Services Group Inc. ...     3,802,813
    100,000      Hartford Financial Services Group, Inc. .     4,087,500
    160,000      Hartford Life Inc. ......................     7,880,000
     70,000      Marsh & McLennan Cos., Inc. .............     4,795,000
    200,000      Mutual Risk Management Ltd.(1) ..........     2,450,000
    260,000      Nationwide Financial Services Inc. ......     9,197,500
    250,000      Protective Life Corp. ...................     7,250,000
    190,277      Reinsurance Group of America, Inc. ......     4,887,740
    130,000      Reliastar Financial Corp.(1) ............     4,322,500
    285,000      Travelers Property Casualty Corp. .......     8,407,500
                                                            ------------
                                                              81,820,209
                                                            ------------
Thrift Institutions--6.41%
    214,725      Charter One Financial Inc.(1) ...........     4,965,516
    300,000      Dime Bancorp Inc. .......................     5,250,000
     94,300      Golden State Bancorp Inc.* ..............     1,691,506
    250,000      Greenpoint Financial Corp.(1) ...........     6,640,625
     70,000      Washington Mutual, Inc. .................     2,047,500
                                                            ------------
                                                              20,595,147
                                                            ------------
Total Common Stocks (cost--$274,480,814)..................   290,290,743
                                                            ------------

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

   Principal
    Amount                                                                               Maturity       Interest
     (000)                                                                                 Dates          Rates          Value
----------------                                                                       ------------   ------------   ------------
SHORT TERM U.S. GOVERNMENT AGENCY OBLIGATIONS--1.56%
   $  5,000      Federal Home Loan Mortgage Corp. Discount Notes (cost--$4,995,692) ..   10/07/99         5.17%@     $  4,995,692
                                                                                                                     ------------
REPURCHASE AGREEMENTS--6.31%
     10,285      Repurchase Agreement dated 09/30/99 with SG Cowen Corp.,
                 collateralized by $9,015,000 U.S. Treasury Notes, 13.125%
                 due 05/15/01 (value--$10,486,699); proceeds; $10,286,514 ............   10/01/99         5.300        10,285,000
     10,000      Repurchase Agreement dated 09/30/99 with SG Warburg,
                 collateralized by $7,432,000 U.S. Treasury Notes, 12.750%
                 due 11/15/10 (value--$10,200,420); proceeds; $10,001,472 ............   10/01/99         5.300        10,000,000
                                                                                                                     ------------
Total Repurchase Agreements (cost--$20,285,000) ......................................                                 20,285,000
                                                                                                                     ------------

Total Investments (cost--$299,761,506)--98.23% .......................................                                315,571,435
Other assets in excess of liabilities--1.77% .........................................                                  5,685,164
                                                                                                                     ------------
Net Assets--100.00% ..................................................................                               $321,256,599
                                                                                                                     ============

----------

*     Non-income producing security.

(1)   Security, or portion thereof, was on loan at September 30, 1999.

@     Interest rate reflects yield to maturity at date of purchase.

                 See accompanying notes to financial statements

PAINEWEBBER UTILITY INCOME FUND

PORTFOLIO OF INVESTMENTS                          SEPTEMBER 30, 1999 (unaudited)

   Number of
     Shares                                                     Value
----------------                                             -----------

COMMON STOCKS--94.44%

Construction--0.63%
      5,000      Martin Marietta Materials, Inc. ........... $   199,687
                                                             -----------
Electric Utilities--40.66%
     20,000      Allegheny Energy Inc. .....................     636,250
     15,000      Alliant Corp. .............................     415,313
      5,000      Calpine Corp.* ............................     425,313
     20,000      Central Hudson Gas & Electric Corp. .......     787,500
     28,000      CMS Energy Corp. ..........................     987,000
     20,000      Constellation Energy Group, Inc. ..........     562,500
     37,500      DPL Inc. ..................................     660,937
     20,000      DQE Inc. ..................................     782,500
      5,000      Duke Energy Corp. .........................     275,625
     30,000      Energy East Corp. .........................     712,500
     20,000      Illinova Corp. ............................     561,250
     25,000      New Century Energies Inc. .................     835,937
     24,000      Nisource Inc. .............................     531,000
     17,500      NSTAR .....................................     678,125
     10,000      PECO Energy Co. ...........................     375,000
     20,000      Puget Sound Power & Light Co. .............     448,750
     25,000      RGS Energy Group Inc. .....................     612,500
     25,000      SCANA Corp. ...............................     604,687
     25,200      Sierra Pacific Resources ..................     560,700
     20,000      Texas Utilities Co. .......................     746,250
     20,000      Unicom Corp. ..............................     738,750
                                                             -----------
                                                              12,938,387
                                                             -----------
Gas Utility--6.43%
     17,000      Coastal Corp. .............................     695,937
     10,000      Columbia Energy Group .....................     553,750
     20,000      El Paso Energy Corp. ......................     796,250
                                                             -----------
                                                               2,045,937
                                                             -----------
Long Distance & Phone Companies--38.00%
     10,000      Ameritech Corp. ...........................     671,875
     15,000      AT&T Corp. ................................     652,500
     15,376      Bell Atlantic Corp. .......................   1,034,997
     22,000      BellSouth Corp. ...........................     990,000
     22,500      Century Telephone Enterprises, Inc. .......     914,062
      3,000      Covad Communications Group, Inc.* .........     130,781
      9,825      Global Crossing Ltd.* .....................     260,363
     11,000      Global Telesystems Group Inc. .............     216,906
     10,000      GTE Corp. .................................     768,750
     25,000      ITC Deltacom* .............................     687,500
     10,000      Level 3 Communications Inc.* ..............     522,188
     15,000      MCI WorldCom Inc.* ........................   1,078,125
     10,000      Northpoint Communications Holding* ........     185,000
     13,201      NTL Inc.* .................................   1,268,534
     27,000      Qwest Communications International Inc.* ..     798,188
     10,000      SBC Communications Inc. ...................     510,625
     10,000      Sprint Corp. ..............................     542,500
     15,000      US West, Inc. .............................     855,937
                                                             -----------
                                                              12,088,831
                                                             -----------
Media--3.55%
     15,000      Fox Entertainment Group Inc.* .............     316,875
     10,000      Univision Communications Inc.* ............     813,750
                                                             -----------
                                                               1,130,625
                                                             -----------
Real Property--2.44%
      8,364      Reckson Associates Realty Corp. ...........     182,963
     18,000      Sun Communities ...........................     595,125
                                                             -----------
                                                                 778,088
                                                             -----------
Water--2.73%
     30,000      American Water Works Co. Inc. .............     868,125
                                                             -----------
Total Common Stocks (cost--$21,837,283) ....................  30,049,680
                                                             -----------

PAINEWEBBER UTILITY INCOME FUND

  Principal
   Amount                                                                            Maturity            Interest
    (000)                                                                              Dates               Rates           Value
--------------                                                                     -------------       -------------    -----------
CORPORATE BONDS--5.38%

Beverages & Tobacco--0.57%

$       190      Seagram (Joseph) & Sons, Inc. ...............................        12/15/05             6.625%       $   181,695
                                                                                                                        -----------
Cable--1.97%
        550      TCI Communications, Inc. ....................................        03/31/27             9.650            625,998
                                                                                                                        -----------
Electric Utilities--1.04%
        350      Texas Utilities Electric Capital ............................        01/30/37             8.175            332,192
                                                                                                                        -----------
Publishing--1.80%
        610      News America Holdings Inc. ..................................  12/01/95 to 10/17/96   7.900 to 8.250       571,244
                                                                                                                        -----------
Total Corporate Bonds (cost--$1,700,072) .....................................                                            1,711,129
                                                                                                                        -----------
REPURCHASE AGREEMENT--0.49%

        155      Repurchase Agreement dated 09/30/99 with State Street
                 Bank & Trust Co., collateralized by $154,455 U.S.
                 Treasury Notes, 6.375% due 08/15/02 (value--$158,123);
                 proceeds: $155,018 (cost--$155,000) .........................        10/01/99             4.250            155,000
                                                                                                                        -----------
Total Investments (cost--$23,692,355)--100.31% ...............................                                           31,915,809
Liabilities in excess of other assets--(0.31)% ...............................                                              (98,121)
                                                                                                                        -----------
Net Assets--100.00% ..........................................................                                          $31,817,688
                                                                                                                        ===========

----------

*     Non-Income producing security.

                 See accompanying notes to financial statements

PAINEWEBBER

STATEMENT OF ASSETS AND LIABILITIES               SEPTEMBER 30, 1999 (unaudited)

                                                                               Financial       Utility
                                                                                Services        Income
                                                                              Growth Fund        Fund
                                                                              ------------   ------------
Assets
Investments in securities, at value (cost--$299,761,506
  and $23,692,355, respectively) ..........................................   $315,571,435   $ 31,915,809
Investments of cash collateral received for securities loaned
  at value (cost--$17,652,700 and $0, respectively) .......................     17,652,700             --
Cash ......................................................................            643          4,022
Receivable for investments sold ...........................................      8,197,003             --
Dividends and interest receivable .........................................        436,732        112,641
Receivable for fund shares sold ...........................................         72,507          1,505
Other assets ..............................................................         34,497         33,209
                                                                              ------------   ------------
Total assets ..............................................................    341,965,517     32,067,186
                                                                              ------------   ------------

Liabilities
Collateral for securities loaned ..........................................     17,652,700             --
Payable for investments purchased .........................................      1,133,325             --
Payable for fund shares repurchased .......................................      1,428,214        113,352
Payable to affiliates .....................................................        383,627         35,161
Accrued expenses and other liabilities ....................................        111,052        100,985
                                                                              ------------   ------------
Total liabilities .........................................................     20,708,918        249,498
                                                                              ------------   ------------

Net Assets
Capital Stock/Beneficial Interest shares of $0.001 par value outstanding ..    292,933,092     24,795,413
Accumulated net investment income .........................................      1,045,438         29,128
Accumulated net realized gains (losses) from investment transactions ......     11,468,140     (1,230,307)
Net unrealized apppreciation of investments ...............................     15,809,929      8,223,454
                                                                              ------------   ------------
Net assets ................................................................   $321,256,599   $ 31,817,688
                                                                              ============   ============

Class A:
Net assets ................................................................   $145,932,020   $ 16,915,955
                                                                              ------------   ------------
Shares outstanding ........................................................      5,609,909      1,245,704
                                                                              ------------   ------------
Net asset value and redemption value per share ............................   $      26.01   $      13.58
                                                                              ============   ============
Maximum offering price per share (net asset value plus sales charge
  of 4.50% of offering price) .............................................   $      27.24   $      14.22
                                                                              ============   ============

Class B:
Net assets ................................................................   $123,321,954   $  7,511,083
                                                                              ------------   ------------
Shares outstanding ........................................................      4,903,436        552,126
                                                                              ------------   ------------
Net asset value and offering price per share ..............................   $      25.15   $      13.60
                                                                              ============   ============

Class C:
Net assets ................................................................   $ 48,874,893   $  7,303,333
                                                                              ------------   ------------
Shares outstanding ........................................................      1,947,659        538,397
                                                                              ------------   ------------
Net asset value and offering price per share ..............................   $      25.09   $      13.56
                                                                              ============   ============

Class Y:
Net assets ................................................................   $  3,127,732   $     87,317
                                                                              ------------   ------------
Shares outstanding ........................................................        120,104          6,454
                                                                              ------------   ------------
Net asset value, offering price and redemption value per share ............   $      26.04   $      13.53
                                                                              ============   ============

                 See accompanying notes to financial statements

PAINEWEBBER

STATEMENT OF OPERATIONS  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (unaudited)

                                                                             Financial       Utility
                                                                              Services        Income
                                                                            Growth Fund        Fund
                                                                           ------------    ------------
Investment income:
Dividends ..............................................................   $  2,874,586    $    498,547
Interest ...............................................................        539,016         133,742
                                                                           ------------    ------------
                                                                              3,413,602         632,289
                                                                           ------------    ------------

Expenses:
Investment advisory and administration .................................      1,506,849         122,922
Service fees--Class A ..................................................        234,044          16,651
Service and distribution fees--Class B .................................        853,525          68,209
Service and distribution fees--Class C .................................        338,230          40,484
Transfer agency and service ............................................        175,500          16,889
Custody and accounting .................................................        154,159          11,787
Federal and state registration fees ....................................         80,863          23,558
Reports and notices to shareholders ....................................         37,868          12,472
Legal and audit ........................................................         31,830          37,841
Directors/Trustees' fees ...............................................          5,250           5,250
Other expenses .........................................................         53,069           4,758
                                                                           ------------    ------------
                                                                              3,471,187         360,821
Less: Fee waiver from adviser ..........................................         (2,664)             --
                                                                           ------------    ------------
Net expenses ...........................................................      3,468,523         360,821
                                                                           ------------    ------------
Net investment income (loss) ...........................................        (54,921)        271,468
                                                                           ------------    ------------
Realized and unrealized gains (losses) from investment transactions:
Net realized gains from investment transactions ........................      2,670,956         968,763
Net change in unrealized appreciation/depreciation of investments ......    (57,430,041)       (861,660)
                                                                           ------------    ------------
Net realized and unrealized gains (losses) from investments ............    (54,759,085)        107,103
                                                                           ------------    ------------

Net increase (decrease) in net assets resulting from operations ........   $(54,814,006)   $    378,571
                                                                           ============    ============

                 See accompanying notes to financial statements

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                               For the Six
                                                                               Months Ended      For the Year
                                                                           September 30, 1999        Ended
                                                                               (unaudited)       March 31,1999
                                                                              -------------      -------------
From operations:
Net investment income (loss) ............................................     $     (54,921)     $   3,152,890
Net realized gains from investment transactions .........................         2,670,956         10,373,374
Net change in unrealized appreciation/depreciation of investments .......       (57,430,041)       (60,166,139)
                                                                              -------------      -------------
Net decrease in net assets resulting from operations ....................       (54,814,006)       (46,639,875)
                                                                              -------------      -------------
Dividends and distributions to shareholders from:
Net investment income--Class A ..........................................                --         (1,912,147)
Net investment income--Class B ..........................................                --           (548,684)
Net investment income--Class C ..........................................                --           (265,951)
Net investment income--Class Y ..........................................                --            (48,437)
Net realized gains from investment transactions--Class A ................                --         (2,846,899)
Net realized gains from investment transactions--Class B ................                --         (3,007,950)
Net realized gains from investment transactions--Class C ................                --         (1,166,071)
Net realized gains from investment transactions--Class Y ................                --            (54,597)
                                                                              -------------      -------------
Total dividends and distributions to shareholders .......................                --         (9,850,736)
                                                                              -------------      -------------
From capital stock transactions:
Net proceeds from the sale of shares ....................................       115,924,514        424,377,598
Cost of shares repurchased ..............................................      (223,640,873)      (365,190,187)
Proceeds from dividends reinvested ......................................                --          8,988,686
                                                                              -------------      -------------
Net increase (decrease) in net assets from capital stock transactions ...      (107,716,359)        68,176,097
                                                                              -------------      -------------
Net increase (decrease) in net assets ...................................      (162,530,365)        11,685,486

Net assets:
Beginning of period .....................................................       483,786,964        472,101,478
                                                                              -------------      -------------
End of period (including undistributed net investment income
  of $1,045,438 and $1,100,359, respectively) ...........................     $ 321,256,599      $ 483,786,964
                                                                              =============      =============

                 See accompanying notes to financial statements

PAINEWEBBER UTILITY INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                           For the Six
                                                                          Months Ended      For the Year
                                                                       September 30, 1999      Ended
                                                                           (unaudited)     March 31, 1999
                                                                          ------------     --------------
From operations:
Net investment income ...............................................     $    271,468      $    812,045
Net realized gains from investment transactions .....................          968,763         1,659,180
Net change in unrealized appreciation/depreciation of investments ...         (861,660)       (2,311,090)
                                                                          ------------      ------------
Net increase in net assets resulting from operations ................          378,571           160,135
                                                                          ------------      ------------
Dividends to shareholders from:
Net investment income--Class A ......................................         (172,168)         (201,569)
Net investment income--Class B ......................................          (49,476)         (375,035)
Net investment income--Class C ......................................          (55,985)         (148,781)
Net investment income--Class Y ......................................             (843)             (492)
                                                                          ------------      ------------
Total dividends to shareholders .....................................         (278,472)         (725,877)
                                                                          ------------      ------------
From beneficial interest transactions:
Net proceeds from the sale of shares ................................        5,456,999         5,043,771
Cost of shares repurchased ..........................................       (8,476,913)       (7,642,154)
Proceeds from dividends reinvested ..................................          205,452           541,936
                                                                          ------------      ------------
Net decrease in net assets from beneficial interest transactions ....       (2,814,462)       (2,056,447)
                                                                          ------------      ------------
Net decrease in net assets ..........................................       (2,714,363)       (2,622,189)

Net assets:
Beginning of period .................................................       34,532,051        37,154,240
                                                                          ------------      ------------
End of period (including undistributed net investment income of
  $29,128 and $36,132, respectively) ................................     $ 31,817,688      $ 34,532,051
                                                                          ============      ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      PaineWebber Financial Services Growth Fund Inc. ("Financial Services Growth Fund") and PaineWebber Utility Income Fund ("Utility Income Fund") (collectively, the "Funds") are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. Financial Services Growth Fund was incorporated in the state of Maryland on February 13, 1986 and Utility Income Fund is a series of PaineWebber Managed Investment Trust (collectively, the "Trusts") which was organized under Massachusetts law by a Declaration of Trust dated August 9, 1991 and November 21, 1986, respectively.

      Each Fund currently offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any.

      The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      Valuation of Investments--The Funds calculate net asset values based on the current market value for its portfolio's securities. The Funds normally obtain market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser and administrator of the Funds. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's/Trusts' Board of Directors/Trustees. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless each Fund's/Trust's board determines that this does not represent fair value.

      Repurchase Agreements--Each Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

      Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded

NOTES TO FINANCIAL STATEMENTS (unaudited)

on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investment.

      Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

      Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

      Financial Services Growth Fund invests primarily in equity securities of financial services companies and Utility Income Fund invests primarily in securities of utility companies. Economic, legislative and regulatory developments impacting those industries may affect the market value of each Fund's investments. In addition, each Fund's ability to invest in U.S. dollar-denominated foreign equity securities and ability to use options and futures contracts also entail special risks.

INVESTMENT ADVISER AND ADMINISTRATOR

      Each Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchel Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Funds. In accordance with the Advisory Contracts, Financial Services Growth Fund and Utility Income Fund pay Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.70% of each Fund's average daily net assets. At September 30, 1999, Financial Services Growth Fund and Utility Income Fund owed Mitchell Hutchins $198,147 and $18,750, respectively, in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the Financial Services Growth Fund's and Utility Income Fund's investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC. For the six months ended September 30, 1999, Mitchell Hutchins waived $2,664 and $0, respectively.

      For the six months ended September 30, 1999, Financial Services Growth Fund and the Utility Income Fund paid $18,690 and $0, respectively, in brokerage commissions to PaineWebber for transactions executed on behalf of the Funds.

DISTRIBUTION PLANS

      Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Funds pay Mitchell Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At September 30, 1999, Financial Services Growth Fund and Utility Income Fund owed Mitchell Hutchins $184,803 and $16,099, respectively, in service and distribution fees.

NOTES TO FINANCIAL STATEMENTS (unaudited)

      Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed each Fund that for the six months ended September 30, 1999, it earned $973,256 and $13,250, in sales charges for the Financial Services Growth Fund and Utility Income Fund, respectively.

SECURITY LENDING

      Each Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. Each Fund will regain record ownership of loaned securities to exercise certain beneficial rights, however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the six months ended September 30, 1999, Financial Services Growth Fund and Utility Income Fund earned $24,993 and $9,475, respectively, for lending securities. Financial Services Growth and the Utility Income Fund lending agent is PaineWebber, which received compensation from the Funds for the six months ended September 30, 1999 of $8,481 and $3,158, respectively.

      At September 30, 1999, Financial Services Growth Fund and the Utility Income Fund owed Painewebber $677 and $312, respectively, in compensation as security lending agent.

      As of September 30, 1999, the Financial Services Growth Fund's custodian held cash and/or cash equivalents having an aggregate value of $17,652,700 as collateral for portfolio securities loaned having a market value of $16,917,206. The cash collateral was invested in the following time deposit and money market funds:

  Number
of Shares/
 Principal                                                                                     Market
   Amount                                                                                       Value
-----------                                                                                 ------------
$ 5,000,000    Gillette Company, Commercial Paper, 5.550%, due 10/01/99 ..................  $  5,000,000
  7,327,166    Liquid Assets Money Market Portfolio ......................................     7,327,166
  4,883,294    Mitchell Hutchins Private Money Market Fund LLC ...........................     4,883,294
    442,240    Prime Portfolio Money Market ..............................................       442,240
                                                                                            ------------
Total investments of cash collateral received for securities loaned (cost--$17,652,700) ..  $ 17,652,700
                                                                                            ============

BANK LINE OF CREDIT

      Each Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of each Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, each Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Funds in the Facility. Interest is charged to each Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended September 30, 1999, the Funds did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS (unaudited)

TRANSFER AGENCY SERVICE FEES

      PaineWebber provides certain transfer agency related services to each Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Funds. For the six months ended September 30, 1999, PaineWebber received from PFPC, Inc., not the Funds, approximately 52% and 48% of the total transfer agency services fees collected by PFPC, Inc. from Financial Services Growth Fund and Utility Income Fund, respectively.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at September 30, 1999 was substantially the same as the cost of securities for financial statement purposes.

      At September 30, 1999, the components of net unrealized appreciation of investments were as follows:

                                                                                Financial
                                                                                 Services          Utility
                                                                                  Growth            Income
                                                                                   Fund              Fund
                                                                               ------------       -----------
Gross appreciation (investment having an excess of value over cost) .........  $ 34,348,864       $ 9,100,605
Gross depreciation (investment having an excess of cost over value) .........   (18,538,935)         (877,151)
                                                                               ------------       -----------
Net unrealized appreciation of investments ..................................  $ 15,809,929       $ 8,223,454
                                                                               ============       ===========

      For the six months ended September 30, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                                                                Financial
                                                                                 Services          Utility
                                                                                  Growth            Income
                                                                                   Fund              Fund
                                                                               ------------       -----------
Purchases ...................................................................  $174,307,198        $9,243,928
Sales .......................................................................  $284,585,238        $8,464,134

FEDERAL TAX STATUS

      Each Fund intends to distribute substantially all of their taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds intend not to be subject to a federal excise tax.

      At March 31, 1999, Utility Income Fund had a net capital loss carryforward of $2,185,162 which will expire by March 31, 2004. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

NOTES TO FINANCIAL STATEMENTS (unaudited)

CAPITAL STOCK/BENEFICIAL INTEREST

      There are 300 million shares of $0.001 par value common stock authorized for the Financial Services Growth Fund. Transactions in common stock were as follows:

                                                                Class A                           Class B
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
Financial Services Growth Fund
For the Six Months Ended September 30, 1999:
Shares sold ......................................       3,004,719    $  91,389,517          242,394    $   7,109,682
Shares repurchased ...............................      (4,386,224)    (132,640,629)      (1,758,918)     (50,492,394)
Shares converted from Class B to Class A .........         230,434        6,981,892         (237,761)      (6,981,892)
Dividends reinvest ...............................              --               --               --               --
                                                     -------------    -------------    -------------    -------------
Net decrease .....................................      (1,151,071)   $ (34,269,220)      (1,754,285)   $ (50,364,604)
                                                     =============    =============    =============    =============

                                                                Class C                           Class Y
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
Financial Services Growth Fund
For the Six Months Ended September 30, 1999:
Shares sold ......................................         560,565    $  16,427,541           33,050    $     997,774
Shares repurchased ...............................      (1,299,501)     (37,896,076)         (88,031)      (2,611,774)
Shares converted from Class B to Class A .........              --               --               --               --
Dividends reinvest ...............................              --               --               --               --
                                                     -------------    -------------    -------------    -------------
Net decrease .....................................        (738,936)   $ (21,468,535)         (54,981)   $  (1,614,000)
                                                     =============    =============    =============    =============

                                                                Class A                           Class B
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
For the Year Ended March 31, 1999:
Shares sold ......................................       7,542,064    $ 234,602,858        3,209,931    $  99,463,482
Shares repurchased ...............................      (7,526,690)    (231,874,337)      (2,387,230)     (70,678,092)
Shares converted from Class B to Class A .........         351,974       11,009,415         (362,660)     (11,009,415)
Dividends reinvested .............................         141,796        4,241,108          112,654        3,277,100
                                                     -------------    -------------    -------------    -------------
Net increase .....................................         509,144    $  17,979,044          572,695    $  21,053,075
                                                     =============    =============    =============    =============

                                                                Class C                           Class Y
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
For the Year Ended March 31, 1999:
Shares sold ......................................       2,728,837    $  83,914,734          202,297    $   6,396,524
Shares repurchased ...............................      (2,048,835)     (61,701,102)         (30,708)        (936,656)
Shares converted from Class B to Class A .........              --               --               --               --
Dividends reinvested .............................          47,112        1,367,649            3,508          102,829
                                                     -------------    -------------    -------------    -------------
Net increase .....................................         727,114    $  23,581,281          175,031    $   5,562,697
                                                     =============    =============    =============    =============

      There is an unlimited amount of $0.001 par value shares of beneficial interest authorized for the Utility Income Fund. Transactions in shares of beneficial interest were as follows:


                                                                Class A                           Class B
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
Utility Income Fund
For the Six Months Ended September 30, 1999:
Shares sold ......................................          10,490    $     152,907           36,953    $     536,532
Shares repurchased ...............................        (111,262)      (1,603,701)        (119,650)      (1,713,527)
Shares converted from Class B to Class A .........         799,885       11,607,486         (800,106)     (11,607,486)
Dividends reinvest ...............................           9,187          127,266            2,508           35,059
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) ..........................         708,300    $  10,283,958         (880,295)   $ (12,749,422)
                                                     =============    =============    =============    =============

                                                                Class C                           Class Y
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
Utility Income Fund
For the Six Months Ended September 30, 1999:
Shares sold ......................................         324,570    $   4,711,733            3,921    $      55,827
Shares repurchased ...............................        (356,118)      (5,152,969)            (474)          (6,716)
Shares converted from Class B to Class A .........              --               --               --               --
Dividends reinvest ...............................           3,045           42,284               61              843
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) ..........................         (28,503)   $    (398,952)           3,508    $      49,954
                                                     =============    =============    =============    =============

                                                                Class A                           Class B
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
For the Year Ended March 31, 1999:
Shares sold ......................................          18,839    $     254,264          153,918    $   2,071,525
Shares repurchased ...............................        (112,877)      (1,521,717)        (254,192)      (3,414,583)
Shares converted from Class B to Class A .........          50,414          680,729          (50,459)        (680,729)
Dividends reinvested .............................          11,343          154,177           20,004          271,487
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) ..........................         (32,281)   $    (432,547)        (130,729)   $  (1,752,300)
                                                     =============    =============    =============    =============

                                                                Class C                           Class Y
                                                     ------------------------------    ------------------------------
                                                        Shares           Amount           Shares           Amount
                                                     -------------    -------------    -------------    -------------
For the Year Ended March 31, 1999:
Shares sold ......................................         198,842    $   2,678,220            2,964    $      39,762
Shares repurchased ...............................        (201,958)      (2,705,118)             (53)            (736)
Shares converted from Class B to Class A .........              --               --               --               --
Dividends reinvested .............................           8,546          115,780               35              492
                                                     -------------    -------------    -------------    -------------
Net increase (decrease) ..........................           5,430    $      88,882            2,946    $      39,518
                                                     =============    =============    =============    =============

                     [This page intentionally left blank.]

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                     Class A
                                                   --------------------------------------------------------------------------
                                                    For the Six
                                                   Months Ended
                                                   September 30,                  For the Years Ended March 31,
                                                        1999         --------------------------------------------------------
                                                    (unaudited)        1999        1998        1997        1996        1995
                                                   ------------      --------    --------    --------    --------    --------
Net asset value, beginning of period ...........     $  30.24        $  33.56    $  23.41    $  21.16    $  17.11    $  16.92
                                                     --------        --------    --------    --------    --------    --------
Net investment income (loss) ...................         0.11            0.33@       0.20        0.18        0.30        0.25
Net realized and unrealized gains (losses)
     from investments ..........................        (4.34)          (2.96)@     11.75        5.69        6.25        1.34
                                                     --------        --------    --------    --------    --------    --------
Net increase (decrease) from
     investment operations .....................        (4.23)          (2.63)      11.95        5.87        6.55        1.59
                                                     --------        --------    --------    --------    --------    --------
Dividends from net investment income ...........           --           (0.28)      (0.21)      (0.23)      (0.29)      (0.13)
Distributions from net realized gains
     from investment transactions ..............           --           (0.41)      (1.59)      (3.39)      (2.21)      (1.27)
                                                     --------        --------    --------    --------    --------    --------
Total dividends and distributions ..............         0.00           (0.69)      (1.80)      (3.62)      (2.50)      (1.40)
                                                     --------        --------    --------    --------    --------    --------
Net asset value, end of period .................     $  26.01        $  30.24    $  33.56    $  23.41    $  21.16    $  17.11
                                                     ========        ========    ========    ========    ========    ========
Total investment return (1) ....................       (13.99)%         (7.81)%     51.92%      28.72%      39.02%      10.22%
                                                     ========        ========    ========    ========    ========    ========

Ratios/Supplemental Data:
Net assets, end of period (000's) ..............     $145,932        $204,433    $209,818    $ 85,661    $ 64,003    $ 49,295
Expenses to average net assets,
net of waivers from adviser (2) ................         1.18%*          1.17%       1.17%       1.52%       1.37%       1.45%
Net investment income to average net assets,
net of waivers from adviser (2) ................         0.40%*          1.07%       1.12%       0.90%       1.50%       1.40%
Portfolio turnover rate ........................           44%             59%         23%         40%         53%         14%

----------
*     Annualized.

+     Commencement of issuance of shares.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) During the six months ended September 30, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@     Calculated using the average monthly shares outstanding for the year.

                                                                                     Class B
                                                   --------------------------------------------------------------------------
                                                    For the Six
                                                   Months Ended
                                                   September 30,                  For the Years Ended March 31,
                                                        1999         --------------------------------------------------------
                                                    (unaudited)        1999        1998        1997        1996        1995
                                                   ------------      --------    --------    --------    --------    --------
Net asset value, beginning of period ...........     $  29.35        $  32.62    $  22.87    $  20.75    $  16.85    $  16.71
                                                     --------        --------    --------    --------    --------    --------
Net investment income (loss) ...................        (0.07)           0.09@       0.09        0.04        0.13        0.11
Net realized and unrealized gains (losses)
     from investments ..........................        (4.13)          (2.87)@     11.34        5.53        6.16        1.33
                                                     --------        --------    --------    --------    --------    --------
Net increase (decrease) from
     investment operations .....................        (4.20)          (2.78)      11.43        5.57        6.29        1.44
                                                     --------        --------    --------    --------    --------    --------
Dividends from net investment income ...........           --           (0.08)      (0.09)      (0.06)      (0.18)      (0.03)
Distributions from net realized gains
     from investment transactions ..............           --           (0.41)      (1.59)      (3.39)      (2.21)      (1.27)
                                                     --------        --------    --------    --------    --------    --------
Total dividends and distributions ..............         0.00           (0.49)      (1.68)      (3.45)      (2.39)      (1.30)
                                                     --------        --------    --------    --------    --------    --------
Net asset value, end of period .................     $  25.15        $  29.35    $  32.62    $  22.87    $  20.75    $  16.85
                                                     ========        ========    ========    ========    ========    ========
Total investment return (1) ....................       (14.31)%         (8.51)%     50.80%      27.74%      37.97%       9.37%
                                                     ========        ========    ========    ========    ========    ========

Ratios/Supplemental Data:
Net assets, end of period (000's) ..............     $123,322        $195,392    $198,473    $ 41,579    $ 28,147    $ 16,368
Expenses to average net assets,
net of waivers from adviser (2) ................         1.96%*          1.94%       1.92%       2.27%       2.12%       2.22%
Net investment income to average net assets,
net of waivers from adviser (2) ................        (0.38)%*         0.29%       0.37%       0.15%       0.74%       0.67%
Portfolio turnover rate ........................           44%             59%         23%         40%         53%         14%

----------
*     Annualized.

+     Commencement of issuance of shares.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

(2) During the six months ended September 30, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@     Calculated using the average monthly shares outstanding for the year.

PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

FINANCIAL HIGHLIGHTS (concluded)

Selected data for a share of capital stock outstanding throughout each period is presented below:

                                                                                     Class C
                                                   --------------------------------------------------------------------------
                                                    For the Six
                                                   Months Ended
                                                   September 30,                  For the Years Ended March 31,
                                                        1999         --------------------------------------------------------
                                                    (unaudited)        1999        1998        1997        1996        1995
                                                   ------------      --------    --------    --------    --------    --------

Net asset value, beginning of period ...........     $  29.28        $  32.56    $  22.84    $  20.75    $  16.86    $  16.71
                                                     --------        --------    --------    --------    --------    --------
Net investment income (loss) ...................        (0.08)           0.08@       0.12        0.06        0.12        0.11
Net realized and unrealized gains (losses)
     from investments ..........................        (4.11)          (2.86)@     11.28        5.51        6.16        1.33
                                                     --------        --------    --------    --------    --------    --------
Net increase (decrease) from
     investment operations .....................        (4.19)          (2.78)      11.40        5.57        6.28        1.44
                                                     --------        --------    --------    --------    --------    --------
Dividends from net investment income ...........           --           (0.09)      (0.09)      (0.09)      (0.18)      (0.02)
Distributions from net realized gains
     from investment transactions ..............           --           (0.41)      (1.59)      (3.39)      (2.21)      (1.27)
                                                     --------        --------    --------    --------    --------    --------
Total dividends and distributions ..............         0.00           (0.50)      (1.68)      (3.48)      (2.39)      (1.29)
                                                     --------        --------    --------    --------    --------    --------
Net asset value, end of period .................     $  25.09        $  29.28    $  32.56    $  22.84    $  20.75    $  16.86
                                                     ========        ========    ========    ========    ========    ========
Total investment return (1) ....................       (14.31)%         (8.50)%     50.76%      27.74%      37.92%       9.34%
                                                     ========        ========    ========    ========    ========    ========

Ratios/Supplemental Data:
Net assets, end of period (000's) ..............     $ 48,875        $ 78,670    $ 63,809    $ 12,357    $  6,989    $  4,160
Expenses to average net assets,
net of waivers from adviser (2) ................         1.95%*          1.94%       1.92%       2.28%       2.14%       2.23%
Net investment income to average net assets,
net of waivers from adviser (2) ................        (0.37)%*         0.27%       0.36%       0.15%       0.72%       0.61%
Portfolio turnover rate ........................           44%             59%         23%         40%         53%         14%

----------
*     Annualized.

+     Commencement of issuance of shares.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

(2) During the six months ended September 30, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@     Calculated using the average monthly shares outstanding for the year.

                                                                        Class Y
                                                   ---------------------------------------------------
                                                   For the Six
                                                   Months Ended         For the           For the
                                                   September 30,       Year Ended       Period Ended
                                                       1999             March 31,     March 30, 1998+
                                                    (unaudited)           1999       to March 31, 1998
                                                   ------------        ----------    -----------------
Net asset value, beginning of period ...........     $  30.23           $  33.56          $  33.22
                                                     --------           --------          --------
Net investment income (loss) ...................         0.10              0.34@              0.00
Net realized and unrealized gains (losses)
     from investments ..........................        (4.29)           (2.89)@              0.34
                                                     --------           --------          --------
Net increase (decrease) from
     investment operations .....................        (4.19)             (2.55)             0.34
                                                     --------           --------          --------
Dividends from net investment income ...........           --              (0.37)               --
Distributions from net realized gains
     from investment transactions ..............           --              (0.41)               --
                                                     --------           --------          --------
Total dividends and distributions ..............         0.00              (0.78)             0.00
                                                     --------           --------          --------
Net asset value, end of period .................     $  26.04           $  30.23          $  33.56
                                                     ========           ========          ========
Total investment return (1) ....................       (13.86)%            (7.57)%            1.02%
                                                     ========           ========          ========

Ratios/Supplemental Data:
Net assets, end of period (000's) ..............     $  3,128           $  5,292          $      2
Expenses to average net assets,
net of waivers from adviser (2) ................         0.89%*             0.90%             0.80%*
Net investment income to average net assets,
net of waivers from adviser (2) ................         0.69%*             1.22%             0.00%*
Portfolio turnover rate ........................           44%                59%               23%

----------
*     Annualized.

+     Commencement of issuance of shares.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

(2) During the six months ended September 30, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@     Calculated using the average monthly shares outstanding for the year.

PAINEWEBBER UTILITY INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                     Class A
                                              ------------------------------------------------------------------------------------
                                                                                                 For the
                                               For the Six               For the               Four Months           For the
                                              Months Ended             Years Ended                Ended            Years Ended
                                              September 30,              March 31,              March 31,          November 30,
                                                  1999       --------------------------------   ---------     --------------------
                                               (unaudited)     1999        1998        1997        1996         1995         1994
                                              ------------   --------    --------    --------    --------     --------    --------
Net asset value, beginning of period ........   $  13.60     $  13.79    $  10.20    $   9.76    $   9.77     $   8.31    $   9.66
                                                --------     --------    --------    --------    --------     --------    --------
Net investment income .......................       0.16@        0.39        0.33        0.34        0.15         0.47        0.48
Net realized and unrealized gains (losses)
     from investments .......................      (0.02)@      (0.22)       3.61        0.41          --         1.44       (1.31)
                                                --------     --------    --------    --------    --------     --------    --------
Net increase (decrease) from
     investment operations ..................       0.14         0.17        3.94        0.75        0.15         1.91       (0.83)
                                                --------     --------    --------    --------    --------     --------    --------
Dividends from net investment income ........      (0.16)       (0.36)      (0.35)      (0.31)      (0.16)       (0.45)      (0.52)
                                                --------     --------    --------    --------    --------     --------    --------
Net asset value, end of period ..............   $  13.58     $  13.60    $  13.79    $  10.20    $   9.76     $   9.77    $   8.31
                                                ========     ========    ========    ========    ========     ========    ========
Total investment return (1) .................       0.97%        1.24%      39.15%       7.83%       1.46%       23.64%      (8.76)%
                                                ========     ========    ========    ========    ========     ========    ========

Ratios/Supplemental data:
Net assets, end of period (000's) ...........   $ 16,916     $  7,308    $  7,856    $  6,039    $  9,416     $ 10,750    $ 12,532
Expenses to average net assets, net of
     waivers from adviser ...................       1.56%*       1.59%       1.92%       1.93%       1.09%*       1.49%       1.58%
Expenses to average net assets, before
     waivers from adviser ...................       1.56%*       1.59%       1.92%       2.00%       1.44%*       1.49%       1.58%
Net investment income to average net assets,
     net of waivers from adviser ............       2.05%*       2.90%       2.77%       3.27%       4.26%*       5.13%       5.49%
Net investment income to average net assets,
     before waivers from adviser ............       2.05%*       2.90%       2.77%       3.20%       3.91%*       5.13%       5.49%
Portfolio turnover rate .....................         25%          21%         10%         41%         21%          30%         92%

----------
*     Annualized.

+     Commencement of issuance of shares.

@     Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

                                                                                     Class B
                                              ------------------------------------------------------------------------------------
                                                                                                  For the
                                               For the Six                For the               Four Months          For the
                                              Months Ended              Years Ended                Ended           Years Ended
                                              September 30,               March 31,              March 31,         November 30,
                                                  1999       --------------------------------    --------     --------------------
                                               (unaudited)     1999        1998        1997        1996         1995         1994
                                              ------------   --------    --------    --------    --------     --------    --------
Net asset value, beginning of period ........   $  13.60     $  13.79    $  10.20    $   9.75    $   9.77     $   8.31    $   9.65
                                                --------     --------    --------    --------    --------     --------    --------
Net investment income .......................       0.08@        0.29        0.25        0.26        0.12         0.40        0.42
Net realized and unrealized gains (losses)
     from investments .......................      (0.01)@      (0.23)       3.60        0.42       (0.01)        1.45       (1.31)
                                                --------     --------    --------    --------    --------     --------    --------
Net increase (decrease) from
     investment operations ..................       0.07         0.06        3.85        0.68        0.11         1.85       (0.89)
                                                --------     --------    --------    --------    --------     --------    --------
Dividends from net investment income ........      (0.07)       (0.25)      (0.26)      (0.23)      (0.13)       (0.39)      (0.45)
                                                --------     --------    --------    --------    --------     --------    --------
Net asset value, end of period ..............   $  13.60     $  13.60    $  13.79    $  10.20    $   9.75     $   9.77    $   8.31
                                                ========     ========    ========    ========    ========     ========    ========
Total investment return (1) .................       0.51%        0.49%      38.13%       7.05%       1.10%       22.73%      (9.35)%
                                                ========     ========    ========    ========    ========     ========    ========

Ratios/Supplemental data:
Net assets, end of period (000's) ...........   $  7,511     $ 19,484    $ 21,562    $ 21,071    $ 34,765     $ 37,554    $ 37,156
Expenses to average net assets, net of
     waivers from adviser ...................       2.38%*       2.35%       2.68%       2.69%       1.85%*       2.23%       2.33%
Expenses to average net assets, before
     waivers from adviser ...................       2.38%*       2.35%       2.68%       2.76%       2.20%*       2.23%       2.33%
Net investment income to average net assets,
     net of waivers from adviser ............       1.23%*       2.16%       2.05%       2.51%       3.51%*       4.37%       4.72%
Net investment income to average net assets,
     before waivers from adviser ............       1.23%*       2.16%       2.05%       2.44%       3.16%*       4.37%       4.72%
Portfolio turnover rate .....................         25%          21%         10%         41%         21%          30%         92%

----------
*     Annualized.

+     Commencement of issuance of shares.

@     Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER UTILITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                     Class C
                                              ------------------------------------------------------------------------------------
                                                                                                For the
                                               For the Six               For the               Four Months           For the
                                              Months Ended             Years Ended                Ended            Years Ended
                                              September 30,              March 31,              March 31,          November 30,
                                                  1999       --------------------------------   ---------     --------------------
                                               (unaudited)     1999        1998        1997        1996         1995         1994
                                              ------------   --------    --------    --------    --------     --------    --------
Net asset value, beginning of period ........   $  13.58     $  13.78    $  10.20    $   9.75    $   9.77     $   8.31    $   9.65
                                                --------     --------    --------    --------    --------     --------    --------
Net investment income .......................       0.09@        0.28        0.23        0.25        0.12         0.40        0.42
Net realized and unrealized gains (losses)
     from investments .......................      (0.01)@      (0.22)       3.61        0.43       (0.01)        1.45       (1.31)
                                                --------     --------    --------    --------    --------     --------    --------
Net increase (decrease) from
     investment operations ..................       0.08         0.06        3.84        0.68        0.11         1.85       (0.89)
                                                --------     --------    --------    --------    --------     --------    --------
Dividends from net investment income ........      (0.10)       (0.26)      (0.26)      (0.23)      (0.13)       (0.39)      (0.45)
                                                --------     --------    --------    --------    --------     --------    --------
Net asset value, end of period ..............   $  13.56     $  13.58    $  13.78    $  10.20    $   9.75     $   9.77    $   8.31
                                                ========     ========    ========    ========    ========     ========    ========

Total investment return (1) .................       0.56%        0.44%      38.09%       7.06%       1.10%       22.71%      (9.36)%
                                                ========     ========    ========    ========    ========     ========    ========

Ratios/Supplemental data:
Net assets, end of period (000's) ...........   $  7,303     $  7,700    $  7,736    $  6,909    $ 11,072     $ 12,222    $ 13,922
Expenses to average net assets, net of
     waivers from adviser ...................       2.34%*       2.35%       2.68%       2.70%       1.85%*       2.24%       2.32%
Expenses to average net assets, before
     waivers from adviser ...................       2.34%*       2.35%       2.68%       2.76%       2.20%*       2.24%       2.32%
Net investment income to average net assets,
     net of waivers from adviser ............       1.25%*       2.13%       1.99%       2.51%       3.50%*       4.37%       4.69%
Net investment income to average net assets,
     before waivers from adviser ............       1.25%*       2.13%       1.99%       2.44%       3.15%*       4.37%       4.69%
Portfolio turnover rate .....................         25%          21%         10%         41%         21%          30%         92%

                                                            Class Y
                                                 ------------------------------
                                                  For the Six    For the Period
                                                 Months Ended     September 10
                                                 September 30,      1998+ to
                                                     1999           March 31,
                                                  (unaudited)         1999
                                                 -------------   --------------
Net asset value, beginning of period .........      $  13.55        $  12.55
                                                    --------        --------
Net investment income ........................          0.15@           0.24
Net realized and unrealized gains (losses)
     from investments ........................         (0.01)@          1.03
                                                    --------        --------
Net increase (decrease) from
     investment operations ...................          0.14            1.27
                                                    --------        --------
Dividends from net investment income .........         (0.16)          (0.27)
                                                    --------        --------
Net asset value, end of period ...............      $  13.53        $  13.55
                                                    ========        ========

Total investment return (1) ..................          1.04%          10.14%
                                                    ========        ========

Ratios/Supplemental data:
Net assets, end of period (000's) ............      $     87        $     40
Expenses to average net assets, net of
     waivers from adviser ....................          1.49%*          1.25%*
Expenses to average net assets, before
     waivers from adviser ....................          1.49%*          1.25%*
Net investment income to average net assets,
     net of waivers from adviser .............          2.36%*          2.57%*
Net investment income to average net assets,
     before waivers from adviser .............          2.36%*          2.57%*
Portfolio turnover rate ......................            25%             21%

----------
*     Annualized.

+     Commencement of issuance of shares.

@     Calculated using the average shares outstanding for the period.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if sales charges or program fees were included. Total investment return for periods of less than one year has not been annualized.

================================================================================

DIRECTORS/TRUSTEES

E. Garrett Bewkes, Jr.
Chairman

Margo N. Alexander

Richard Q. Armstrong

Richard R. Burt

Mary C. Farrell

Meyer Feldberg

George W. Gowen

Frederic V. Malek

Carl W. Schafer

Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Paul H. Schubert
Vice President and Treasurer

Julieanna M. Berry
Vice President

James F. Keegan
Vice President

Mark A. Tincher
Vice President

INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

The financial information included herein is taken from the records of the Funds without examination by independent auditors who do not express an opinion thereon.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber Financial Advisor or corresponding firm. Read the prospectus carefully before investing.

PaineWebber offers a family of 28 funds which encompass a diversified range of investment goals.

BOND FUNDS

o     High Income Fund

o     Investment Grade Income Fund

o     Low Duration U.S. Government Income Fund

o     Strategic Income Fund

o     U.S. Government Income Fund

TAX-FREE BOND FUNDS

o     California Tax-Free Income Fund

o     Municipal High Income Fund

o     National Tax-Free Income Fund

o     New York Tax-Free Income Fund

STOCK FUNDS

o     Financial Services Growth Fund

o     Growth Fund

o     Growth and Income Fund

o     Mid Cap Fund

o     Small Cap Fund

o     S&P 500 Index Fund

o     Strategy Fund

o     Tax-Managed Equity Fund

o     Utility Income Fund

ASSET ALLOCATION FUNDS

o     Balanced Fund

o     Tactical Allocation Fund

GLOBAL FUNDS

o     Asia Pacific Growth Fund

o     Emerging Markets Equity Fund

o     Global Equity Fund

o     Global Income Fund

MITCHELL HUTCHINS PORTFOLIOS

o     Aggressive Portfolio

o     Moderate Portfolio

o     Conservative Portfolio

PAINEWEBBER MONEY MARKET FUND

                                  PaineWebber
                    (Copyright) 1999 PaineWebber Incorporated
                                   Member SIPC
                              All rights reserved.


[GRAPHIC OMITTED] PaineWebber


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                        FINANCIAL
                        SERVICES
                        GROWTH FUND INC.

                        UTILITY
                        INCOME FUND

                                                               SEMIANNUAL REPORT

                  SEPTEMBER 30, 1999